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                                                               Exhibit 99.1(b) 4
                                                       YEAR TO DATE GAAP RESULTS

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
NATIONAL DATA CORPORATION AND SUBSIDIARIES

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(In thousands, except per share data)
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                                                                                         Nine Months Ended February 28/29,
                                                                --------------------------------------------------------------
                                                                                       2001                            2000
                                                                --------------------------------------------------------------
Revenues:
     Information management                                                           $105,188                        $101,777
     Network services and systems                                                      146,722                         112,296
     Divested businesses                                                                 5,862                          42,542
                                                                --------------------------------------------------------------
                                                                                       257,772                         256,615
------------------------------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                                                   130,720                         136,103
     Sales, general and administrative                                                  57,172                          65,153
     Depreciation and amortization                                                      25,582                          23,142
     Restructuring and impairment charges                                                2,156                          34,393
                                                                --------------------------------------------------------------
                                                                                       215,630                         258,791
                                                                --------------------------------------------------------------

Operating income (loss)                                                                 42,142                          (2,176)
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Other income (expense):
     Interest and other income                                                             131                           3,830
     Interest and other expense                                                         (5,690)                         (5,026)
     Minority interest in earnings                                                         724                               -
                                                                --------------------------------------------------------------
                                                                                        (4,835)                         (1,196)
                                                                --------------------------------------------------------------

Income (loss) before income taxes and discontinued operations                           37,307                          (3,372)
Provision (benefit) for income taxes                                                    14,438                             353
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Income (loss) before discontinued operations                                            22,869                          (3,725)
Discontinued operations                                                                  8,323                          (5,612)
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     Net income (loss)                                                                $ 31,192                        $ (9,337)
                                                                --------------------------------------------------------------


Basic earnings (loss) per share:
     Income (loss) before discontinued operations                                     $   0.70                        $  (0.11)
                                                                --------------------------------------------------------------
     Discontinued operations                                                          $   0.25                        $  (0.17)
                                                                --------------------------------------------------------------
     Basic earnings (loss) per share                                                  $   0.95                        $  (0.28)
                                                                --------------------------------------------------------------

Diluted earnings (loss) per share:
     Income (loss) before discontinued operations                                     $   0.67                        $  (0.11)
                                                                --------------------------------------------------------------
     Discontinued operations                                                          $   0.24                        $  (0.17)
                                                                --------------------------------------------------------------
     Diluted earnings (loss) per share                                                $   0.92                        $  (0.28)
                                                                --------------------------------------------------------------

Basic shares                                                                            32,879                          33,392
                                                                ==============================================================
Diluted shares                                                                          33,936                          33,392
                                                                ==============================================================
                                                                                               Press Release Attachment Page 4

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